Exhibit 4.2

                     TRANSFER RESTRICTED - SEE REVERSE SIDE
NUMBER                                                                   SHARES
A-xxx                                                                   **xxxx**

            FIXED RATE CUMULATIVE PERPETUAL PREFERRED STOCK, SERIES A

                         Community First Bancorporation

                   ORGANIZED UNDER THE LAWS OF SOUTH CAROLINA

         This certifies that  _____________________________________is  the owner of ***_______________*** shares of the Fixed Rate Cumulative Perpetual Preferred Stock, Series A, no Par Value, of Community First Bancorporation, fully paid and nonassessable transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly indorsed.

         A full statement of the designations, preferences, limitations, and relative rights of the shares of each class of stock authorized to be issued by the Corporation, and the variations in the relative rights and preferences between the shares of each series of preferred stock which the Corporation is authorized to issue, so far as the same have been fixed and determined, and the authority, if any, of the Corporation's board of directors to fix and determine the relative rights and preferences of other series of preferred stock is set forth in the Articles of Incorporation of the Corporation, as amended. Copies of such Articles of Incorporation may be obtained by any shareholder upon request, without charge, from the office of the Corporation.

         In witness whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its facsimile seal to be hereunto affixed.

Dated:   -------------------------

                                     [SEAL]
-----------------------------------              -------------------------------
         Secretary                                      President

                         COMMUNITY FIRST BANCORPORATION
            Fixed Rate Cumulative Perpetual Preferred Stock, Series A

                         COMMUNITY FIRST BANCORPORATION

Fixed  Rate  Cumulative  Perpetual  Preferred  Stock,  Series  A THE  SECURITIES
REPRESENTED BY THIS INSTRUMENT ARE NOT SAVINGS ACCOUNTS, DEPOSITS OR OTHER OBLIGATIONS OF A BANK AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.


THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER ANY SECURITIES LAWS AND THE TRANSFERABILITY OF SUCH SECURITIES IS RESTRICTED. SUCH SECURITIES MAY NOT BE SOLD, ASSIGNED, OR TRANSFERRED, NOR WILL ANY
ASSIGNEE, VENDEE, TRANSFEREE, OR ENDORSEE THEREOF BE RECOGNIZED AS HAVING ACQUIRED ANY SUCH SECURITIES BY THE ISSUER FOR ANY PURPOSES, UNLESS (1) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, WITH RESPECT TO SUCH SECURITIES SHALL THEN BE IN EFFECT AND SUCH TRANSFER HAS BEEN QUALIFIED UNDER ALL APPLICABLE STATE SECURITIES LAWS, OR (2) THE AVAILABILITY OF AN EXEMPTION FROM SUCH REGISTRATION AND QUALIFICATION SHALL BE ESTABLISHED TO THE SATISFACTION OF COUNSEL TO THE CORPORATION.








NOTICE. THE SIGNATURE ON THE ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR. IF SIGNED BY AN OFFICER OR AGENT, THE AUTHORITY OF THE SIGNER MUST BE SHOWN.


         FOR VALUE RECEIVED,             hereby sell, assign and transfer  unto


         -----------------------------------------------------------------------
         (Please print or typewrite name and address of Assignee)


         -----------------------------------------------------------------------


         -----------------------------------------------------
         (Social security or other taxpayer identifying number of assignee)

the shares  represented  by the within  Certificate,  and do hereby  irrevocably

constitute and appoint                                      Attorney to transfer
                       ------------------------------------

the said Shares on the books of the within named  Corporation with full power of substitution in the premises.


         Dated                 , 20  .        X
               ----------------    --         ----------------------------------



                                              X
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